Trane Technologies Reports Strong Results and Raises 2023 Revenue and EPS Guidance

Highlights (second-quarter 2023 versus second-quarter 2022, unless otherwise noted):

●	Reported revenues of $4.7 billion, up 12 percent; organic revenues* up 11 percent
●	GAAP operating margin up 180 bps; adjusted operating margin* up 110 bps
●	Adjusted EBITDA margin* of 19.7 percent, up 100 bps
●	GAAP continuing EPS of $2.57; adjusted continuing EPS* of $2.68, up 24 percent
●	$7 billion backlog, up 7 percent, and 2.5 times historical norms
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, August 2, 2023 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.57 for the second quarter of 2023. Adjusted continuing EPS was $2.68, up 24 percent.

Second-Quarter 2023 Results

Financial Comparisons - Second-Quarter Continuing Operations

$, millions except EPS	Q2 2023	Q2 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,495	$4,645	(3)%	(5)%
Net Revenues	$4,705	$4,190	12%	11%
GAAP Operating Income	$885	$711	24%
GAAP Operating Margin	18.8%	17.0%	180 bps
Adjusted Operating Income*	$849	$707	20%
Adjusted Operating Margin*	18.0%	16.9%	110 bps
Adjusted EBITDA*	$927	$786	18%
Adjusted EBITDA Margin*	19.7%	18.7%	100 bps
GAAP Continuing EPS	$2.57	$2.17	18%
Adjusted Continuing EPS	$2.68	$2.16	24%
Pre-Tax Non-GAAP Adjustments, net**	$15.3	($3.3)	$18.6
**For details see table 2 of the news release.

“Our global team delivered strong financial performance again in the second quarter through focused execution of our purpose-driven strategy,” said Dave Regnery, chair and CEO, Trane Technologies. “We drove organic revenue growth of 11 percent, expanded adjusted EBITDA margin to 19.7 percent and delivered adjusted EPS growth of 24 percent. Bookings remained near record levels, reflecting healthy end-markets.

“Our solid operating performance through the first half of 2023, resilient portfolio and unprecedented backlog give us confidence in raising our full-year revenue and adjusted EPS guidance. Our leading innovation positions us to leverage energy efficiency and decarbonization megatrends and continue delivering superior growth and differentiated shareholder returns over the long term.”

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Highlights from the Second Quarter of 2023 (all comparisons against second-quarter 2022 unless otherwise noted)

•Delivered strong second-quarter revenue, operating income, EBITDA and EPS growth.
•Strong bookings of $4.5 billion with a book-to-bill of 96 percent. Bookings were up 33 percent on a 3 year growth stack.
•Enterprise organic bookings up 1 percent excluding residential HVAC bookings decline.
•Enterprise reported revenues were up 12 percent; organic revenues were up 11 percent.
•GAAP operating margin was up 180 basis points, adjusted operating margin was up 110 basis points to a quarterly record of 18 percent, and adjusted EBITDA margin was up 100 basis points.
•Strong volume growth, positive price realization, and productivity more than offset inflation, supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.
•Enterprise exited the second quarter of 2023 with backlog at 2.5 times historical norms.

Second-Quarter Business Review (all comparisons against second-quarter 2022 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q2 2023	Q2 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,422.9	$3,714.5	(8)%	(8)%
Net Revenues	$3,692.5	$3,386.3	9%	9%
GAAP Operating Income	$783.1	$643.7	22%
GAAP Operating Margin	21.2%	19.0%	220 bps
Adjusted Operating Income	$732.6	$635.2	15%
Adjusted Operating Margin	19.8%	18.8%	100 bps
Adjusted EBITDA	$791.3	$702.2	13%
Adjusted EBITDA Margin	21.4%	20.7%	70 bps

•Strong bookings of $3.4 billion with a book-to-bill of 93 percent. Bookings were up 30 percent on a 3 year growth stack.
•Americas organic bookings down low single digits excluding residential HVAC bookings decline.
•Reported and organic revenues were both up 9 percent.
•Americas segment exited the second quarter of 2023 with backlog at approximately 3 times historical norms.
•GAAP operating margin was up 220 basis points, adjusted operating margin was up 100 basis points and adjusted EBITDA margin was up 70 basis points.
•Strong positive price realization, volume and productivity more than offset inflation, supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.
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Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q2 2023	Q2 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$610.0	$493.6	24%	14%
Net Revenues	$617.6	$521.6	18%	8%
GAAP Operating Income	$101.1	$83.7	21%
GAAP Operating Margin	16.4%	16.0%	40 bps
Adjusted Operating Income	$108.0	$86.3	25%
Adjusted Operating Margin	17.5%	16.5%	100 bps
Adjusted EBITDA	$117.8	$92.4	27%
Adjusted EBITDA Margin	19.1%	17.7%	140 bps

•Reported bookings were up 24 percent; organic bookings were up 14 percent.
•Reported revenues were up 18 percent, including approximately 9 percentage points related to acquisitions and approximately 1 percentage point of positive foreign exchange impact. Organic revenues were up 8 percent.
•Strong book-to-bill of 99 percent.
•EMEA segment exited the second quarter of 2023 with backlog approximately 70 percent more than historical norms.
•GAAP operating margin was up 40 basis points, adjusted operating margin was up 100 basis points and adjusted EBITDA margin was up 140 basis points.
•Strong positive price realization, volume and productivity more than offset inflation, supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q2 2023	Q2 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$461.9	$437.4	6%	6%
Net Revenues	$394.6	$282.5	40%	41%
GAAP Operating Income	$82.3	$40.6	103%
GAAP Operating Margin	20.9%	14.4%	650 bps
Adjusted Operating Income	$82.7	$40.4	105%
Adjusted Operating Margin	21.0%	14.3%	670 bps
Adjusted EBITDA	$86.6	$43.2	100%
Adjusted EBITDA Margin	21.9%	15.3%	660 bps

•Reported and organic bookings were both up 6 percent.
•Reported revenues were up 40 percent including approximately 4 percentage points related to acquisitions offset by approximately 5 percentage points of negative foreign exchange impact. Organic revenues were up 41 percent.
•Strong book-to-bill of 117 percent.
•Asia Pacific segment exited the second quarter of 2023 with backlog approximately 70 percent more than historical norms.
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•GAAP operating margin was up 650 basis points, adjusted operating margin was up 670 basis points and adjusted EBITDA margin was up 660 basis points.
•Strong volume growth, positive price realization, and productivity more than offset inflation, supply chain challenges and higher costs to serve customers. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	Q2 2023	Q2 2022	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$548	$418	$130
Free Cash Flow Y-T-D*	$427	$387	$40
Working Capital/Revenue*	6.3%	4.0%	230 bps increase
Cash Balance June 30	$664	$1,090	($426)
Debt Balance June 30	$5,027	$4,837	$190
•Through June 30, 2023, cash flow from continuing operating activities was $548 million and free cash flow was $427 million.
•During the second quarter, the Company deployed approximately $680 million, including $171 million for dividends and $520 million for M&A. Year-to-date the Company has deployed $1.2 billion, including $341 million for dividends, $535 million for M&A, and $300 million for share repurchases.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Raising Full-Year 2023 Revenue and EPS Guidance

•The Company expects full-year reported revenue growth of approximately 10 percent; organic revenue growth of approximately 8 percent versus full-year 2022.
•The Company expects GAAP continuing EPS for full-year 2023 of $8.65 to $8.75. The Company expects adjusted continuing EPS for full-year 2023 of $8.80 to $8.90.
•Additional information regarding the Company's 2023 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, and our capital allocation strategy; our projected free cash flow and usage of such cash; our available liquidity; performance of the markets in which we operate; restructuring activity and cost savings associated with such activity; and our effective tax rate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, the impact of the global COVID-19 pandemic or future health care emergencies on our business, our suppliers and our customers; global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; changing energy prices; the Russia-Ukraine conflict; financial institution disruptions; climate change and our sustainability strategies and goals; commodity shortages; supply chain constraints and price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2022, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.
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All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.
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8/2/23

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 5: Reconciliation of GAAP to Non-GAAP
•Table 6: Condensed Consolidated Balance Sheets
•Table 7: Condensed Consolidated Statement of Cash Flows
•Table 8: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Shelby Hansen	Zac Nagle
925-336-0496	704-990-3913
shelby.hansen@tranetechnologies.com	InvestorRelations@tranetechnologies.com

*Q2 Non-GAAP measures definitions

Adjusted operating income in 2023 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted operating income in 2022 is defined as GAAP operating income adjusted for restructuring costs, transformation costs and non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2023 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted net earnings in 2022 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, transformation costs and non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2023 is defined as GAAP continuing EPS adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted continuing EPS in 2022 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, transformation costs and non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.
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Adjusted EBITDA in 2023 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net and an impairment of equity investment. Adjusted EBITDA in 2022 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2023 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, non-cash adjustment for contingent consideration, and merger and acquisition related costs divided by adjusted net earnings. Adjusted effective tax rate for 2022 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs and non-cash adjustment for contingent consideration divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2023 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs and merger and acquisition related costs. Free cash flow in 2022 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs and the continuing operations component of the qualified settlement fund (QSF) funding. Please refer to the free cash flow reconciliation on table 8 of the news release.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q2 2023) less the prior period (e.g. Q2 2022), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions. Organic bookings is defined as reported orders in the current period adjusted for the impact of currency and acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payable and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of June 30) by the annualized revenue for the period (e.g. reported revenues for the three months ended June 30 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

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As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.
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Table 1
TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the six months
	ended June 30,		ended June 30,
	2023	2022	2023	2022
Net revenues	$4,704.7	$4,190.4	$8,370.6	$7,545.9
Cost of goods sold	(3,120.3)	(2,867.0)	(5,642.7)	(5,233.5)
Selling and administrative expenses	(699.0)	(612.8)	(1,385.7)	(1,213.6)
Operating income	885.4	710.6	1,342.2	1,098.8
Interest expense	(61.6)	(55.9)	(119.2)	(111.9)
Other income/(expense), net	(57.4)	(1.6)	(66.8)	(2.3)
Earnings before income taxes	766.4	653.1	1,156.2	984.6
Provision for income taxes	(169.6)	(136.6)	(242.8)	(197.7)
Earnings from continuing operations	596.8	516.5	913.4	786.9
Discontinued operations, net of tax	(6.1)	(1.6)	(11.6)	(8.6)
Net earnings	590.7	514.9	901.8	778.3
Less: Net earnings from continuing operations attributable to noncontrolling interests	(4.5)	(5.6)	(8.5)	(8.8)
Net earnings attributable to Trane Technologies plc	$586.2	$509.3	$893.3	$769.5

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$592.3	$510.9	$904.9	$778.1
Discontinued operations	(6.1)	(1.6)	(11.6)	(8.6)
Net earnings	$586.2	$509.3	$893.3	$769.5

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$2.57	$2.17	$3.92	$3.29
Discontinued operations	(0.02)	(0.01)	(0.05)	(0.03)
Net earnings	$2.55	$2.16	$3.87	$3.26

Weighted-average number of common shares outstanding:
Diluted	230.3	235.7	230.9	236.4

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2023				For the six months ended June 30, 2023
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,704.7	$—		$4,704.7	$8,370.6	$—		$8,370.6

	Operating income	885.4	(36.9)	(a,b,c,d,e)	848.5	1,342.2	(21.3)	(a,b,c,d,e)	1,320.9
	Operating margin	18.8%			18.0%	16.0%			15.8%

	Earnings from continuing operations before income taxes	766.4	15.3	(a,b,c,d,e,f)	781.7	1,156.2	30.9	(a,b,c,d,e,f)	1,187.1
	Benefit (Provision) for income taxes	(169.6)	9.1	(g)	(160.5)	(242.8)	6.2	(g)	(236.6)
	Tax rate	22.1%			20.5%	21.0%			19.9%
	Earnings from continuing operations attributable to Trane Technologies plc	$592.3	$24.4	(h)	$616.7	$904.9	$37.1	(h)	$942.0

	Diluted earnings per common share
	Continuing operations	$2.57	$0.11		$2.68	$3.92	$0.16		$4.08

	Weighted-average number of common shares outstanding:
	Diluted	230.3	—		230.3	230.9	—		230.9

	Detail of Adjustments:
(a)	Non-cash adjustment for contingent consideration (SG&A)		$(52.0)				$(49.3)
(b)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		7.5				10.1
(c)	Restructuring costs (COGS & SG&A)		1.5				7.8
(d)	Transformation costs (SG&A)		1.3				2.4
(e)	M&A transaction costs (SG&A)		4.8				7.7
(f)	Impairment of equity investment (OIOE)		52.2				52.2
(g)	Tax impact of adjustments (a,b,c,d,e)		9.1				6.2
(h)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$24.4				$37.1

	Pre-tax impact of adjustments on cost of goods sold		$4.0				$12.2
	Pre-tax impact of adjustments on selling & administrative expenses		(40.9)				(33.5)
	Pre-tax impact of adjustments on operating income		(36.9)				(21.3)
	Pre-tax impact of adjustments on other income/(expense), net		52.2				52.2
	Pre-tax impact of adjustments on earnings from continuing operations		$15.3				$30.9
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2022				For the six months ended June 30, 2022
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

	Net revenues	$4,190.4	$—		$4,190.4	$7,545.9	$—		$7,545.9

	Operating income	710.6	(3.3)	(a,b,c)	707.3	1,098.8	(6.6)	(a,b,c)	1,092.2
	Operating margin	17.0%			16.9%	14.6%			14.5%

	Earnings from continuing operations before income taxes	653.1	(3.3)	(a,b,c)	649.8	984.6	(6.6)	(a,b,c)	978.0
	Benefit (Provision) for income taxes	(136.6)	1.1	(d)	(135.5)	(197.7)	1.9	(d)	(195.8)
	Tax rate	20.9%			20.9%	20.1%			20.0%
	Earnings from continuing operations attributable to Trane Technologies plc	$510.9	$(2.2)	(e)	$508.7	$778.1	$(4.7)	(e)	$773.4

	Diluted earnings per common share
	Continuing operations	$2.17	$(0.01)		$2.16	$3.29	$(0.02)		$3.27

	Weighted-average number of common shares outstanding:
	Diluted	235.7	—		235.7	236.4	—		236.4

	Detail of Adjustments:
(a)	Non-cash adjustment for contingent consideration (SG&A)		$(9.6)				$(16.1)
(b)	Restructuring costs (COGS & SG&A)		4.1				5.4
(c)	Transformation costs (SG&A)		2.2				4.1
(d)	Tax impact of adjustments (a,b,c)		1.1				1.9
(e)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(2.2)				$(4.7)

	Pre-tax impact of adjustments on cost of goods sold		$1.3				$4.5
	Pre-tax impact of adjustments on selling & administrative expenses		(4.6)				(11.1)
	Pre-tax impact of adjustments on operating income		$(3.3)				$(6.6)

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended June 30, 2023		For the quarter ended June 30, 2022
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,692.5		$3,386.3

	Segment operating income	$783.1	21.2%	$643.7	19.0%
	Restructuring/Other (a)	(50.5)	(1.4)%	(8.5)	(0.2)%
	Adjusted operating income *	732.6	19.8%	635.2	18.8%
	Depreciation and amortization (b)	64.7	1.8%	63.4	1.9%
	Other income/(expense), net (c)	(6.0)	(0.2)%	3.6	—%
	Adjusted EBITDA *	$791.3	21.4%	$702.2	20.7%

Europe, Middle East & Africa	Net revenues	$617.6		$521.6

	Segment operating income	$101.1	16.4%	$83.7	16.0%
	Restructuring/Other (d)	6.9	1.1%	2.6	0.5%
	Adjusted operating income	108.0	17.5%	86.3	16.5%
	Depreciation and amortization (e)	9.9	1.6%	6.9	1.3%
	Other income/(expense), net	(0.1)	—%	(0.8)	(0.1)%
	Adjusted EBITDA	$117.8	19.1%	$92.4	17.7%

Asia Pacific	Net revenues	$394.6		$282.5

	Segment operating income	$82.3	20.9%	$40.6	14.4%
	Restructuring/Other(f)	0.4	0.1%	(0.2)	(0.1)%
	Adjusted operating income	82.7	21.0%	40.4	14.3%
	Depreciation and amortization(g)	4.6	1.2%	4.2	1.5%
	Other income/(expense), net	(0.7)	(0.3)%	(1.4)	(0.5)%
	Adjusted EBITDA	$86.6	21.9%	$43.2	15.3%

Corporate	Unallocated corporate expense	$(81.1)		$(57.4)
	Restructuring/Other (h)	6.3		2.8
	Adjusted corporate expense	(74.8)		(54.6)
	Depreciation and amortization	4.3		5.3
	Other income/(expense), net	1.6		(3.0)
	Adjusted EBITDA	$(68.9)		$(52.3)

Total Company	Net revenues	$4,704.7		$4,190.4

	Operating income	$885.4	18.8%	$710.6	17.0%
	Restructuring/Other (a,d,f,h)	(36.9)	(0.8)%	(3.3)	(0.1)%
	Adjusted operating income	848.5	18.0%	707.3	16.9%
	Depreciation and amortization(b,e,g)	83.5	1.8%	79.8	1.9%
	Other income/(expense), net (c)	(5.2)	(0.1)%	(1.6)	(0.1)%
	Adjusted EBITDA	$926.8	19.7%	$785.5	18.7%
*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.
(a) Other within Americas includes a non-cash adjustment for contingent consideration of $(52.0) million and $(9.6) million in 2023 and 2022, respectively as well as a $1.0 million acquisition inventory step-up and backlog amortization in 2023.
(b) Depreciation and amortization within Americas excludes $0.1 million of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2023.
(c) Other income/expense, net within Americas excludes $52.2 million of impairment of equity investment in 2023.
(d) Other within Europe includes a $6.1 million acquisition inventory step-up and backlog amortization in 2023.
(e) Depreciation and amortization within Europe excludes $4.4 million of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2023.
(f) Other within Asia Pacific includes $0.4 million of acquisition backlog amortization in 2023.
(g) Depreciation and amortization within Asia Pacific excludes $0.4 million of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2023.
(h) Other within Corporate includes $1.3 million and $4.8 million of transformation and M&A transaction costs, respectively in 2023, and $2.2 million of transformation costs in 2022.
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended June 30,
	2023	2022
Total Company
Adjusted EBITDA *	$926.8	$785.5
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(83.5)	(79.8)
Interest expense	(61.6)	(55.9)
Provision for income taxes	(169.6)	(136.6)
Restructuring costs	(1.5)	(4.1)
Transformation costs	(1.3)	(2.2)
M&A transaction costs	(4.8)	—
Non-cash adjustment for contingent consideration	52.0	9.6
Impairment of equity investment	(52.2)	—
Acquisition inventory step-up and backlog amortization	(7.5)	—
Discontinued operations, net of tax	(6.1)	(1.6)
Net earnings from continuing operations attributable to noncontrolling interests	(4.5)	(5.6)
Net earnings attributable to Trane Technologies plc	$586.2	$509.3

(1) Depreciation and amortization excludes acquisition backlog amortization of $4.9 million which has been included in the acquisition inventory step-up and backlog amortization line in 2023

*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	June 30,	December 31,
	2023	2022
ASSETS
Cash and cash equivalents	$663.6	$1,220.5
Accounts and notes receivable, net	3,199.8	2,780.1
Inventories	2,355.8	1,993.8
Other current assets	455.8	384.8
Total current assets	6,675.0	6,379.2
Property, plant and equipment, net	1,654.7	1,536.1
Goodwill	5,747.5	5,503.7
Intangible assets, net	3,388.9	3,264.0
Other noncurrent assets	1,440.4	1,398.6
Total assets	$18,906.5	$18,081.6

LIABILITIES AND EQUITY
Accounts payable	$2,176.9	$2,091.6
Accrued expenses and other current liabilities	2,866.1	2,547.2
Short-term borrowings and current maturities of long-term debt	550.2	1,048.0
Total current liabilities	5,593.2	5,686.8
Long-term debt	4,476.6	3,788.3
Other noncurrent liabilities	2,559.5	2,501.3
Shareholders' Equity	6,277.2	6,105.2
Total liabilities and equity	$18,906.5	$18,081.6

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the six months
	ended June 30,
	2023	2022
Operating Activities
Earnings from continuing operations	$913.4	$786.9
Depreciation and amortization	168.2	157.1
Changes in assets and liabilities and other non-cash items	(533.5)	(526.3)
Net cash provided by (used in) continuing operating activities	548.1	417.7
Net cash provided by (used in) discontinued operating activities	(15.6)	(184.2)
Net cash provided by (used in) operating activities	532.5	233.5

Investing Activities
Capital expenditures, net	(134.0)	(143.9)
Acquisition of businesses, net of cash acquired	(506.2)	(109.6)
Other investing activities, net	(6.8)	(4.6)
Net cash provided by (used in) continuing investing activities	(647.0)	(258.1)
Net cash provided by (used in) discontinued investing activities	—	(0.6)
Net cash provided by (used in) investing activities	(647.0)	(258.7)

Financing Activities
Net proceeds from (payments of) debt	189.5	(7.5)
Dividends paid to ordinary shareholders	(341.4)	(310.9)
Repurchase of ordinary shares	(300.0)	(650.1)
Other financing activities, net	15.5	(33.1)
Net cash provided by (used in) financing activities	(436.4)	(1,001.6)

Effect of exchange rate changes on cash and cash equivalents	(6.0)	(42.2)
Net increase (decrease) in cash and cash equivalents	(556.9)	(1,069.0)
Cash and cash equivalents - beginning of period	1,220.5	2,159.2
Cash and cash equivalents - end of period	$663.6	$1,090.2

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	June 30,	June 30,	December 31,
	2023	2022	2022
Net Receivables	$3,199.8	$2,758.2	$2,780.1
Days Sales Outstanding	62.1	60.1	62.3

Net Inventory	$2,355.8	$1,886.9	$1,993.8
Inventory Turns	5.3	6.1	5.7

Accounts Payable	$2,176.9	$2,000.2	$2,091.6
Days Payable Outstanding	63.7	63.7	66.9

-------------------------------------------------------------------------------------------------------------------------------------------------------

	Six months ended	Six months ended
	June 30, 2023	June 30, 2022
Net cash flow provided by continuing operating activities	$548.1	$417.7
Capital expenditures	(134.0)	(143.9)
Cash payments for restructuring	4.8	14.2
Transformation costs paid	1.2	7.4
M&A transaction costs	6.8	—
QSF funding (continuing operations component)[1]	—	91.8
Free cash flow *	$426.9	$387.2

1 On March 2, 2022, the Company funded $270.0 million to the qualified settlement fund (QSF), of which $91.8 million was allocated to continuing operations and $178.2 million was allocated to discontinued operations

*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION